                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                          FORM 8-K/A (Amendment No. 2)

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported):
                          June 27, 1997 (January 31, 1997)

                              --------------------

                       GRANITE BROADCASTING CORPORATION
          (Exact name of registrant as specified in its charter)


         Delaware                       0-19728                 13-3458782
(State or other jurisdiction          (Commission              (IRS Employer
of incorporation)                     File Number)           Identification No.)



                            767 Third Avenue, 34th Floor
                               New York, New York 10017
                                   (212) 826-2530
   (Address, including zip code, and telephone number, including area code of registrant's principal executive offices)

                      ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    A. Financial Statements of Businesses Acquired.

       [No changes being made to this Section 7.A.]

    B. Pro Forma Financial Information.

       (See following pages)

                        PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS
                                   (Unaudited)

    The pro forma condensed consolidated financial statements presented below are based on the historical financial statements of the Company, WXON-TV and WLAJ-TV. The pro forma condensed consolidated statement of operations for the year ended December 31, 1996 gives effect to: (i) the WXON Acquisition; (ii) the operation of WLAJ-TV pursuant to a time brokerage agreement dated as of October 17, 1996; and (iii) the application of the net proceeds of the Offering and the application of additional borrowings under the Credit Agreement as if such transactions occurred on January 1, 1996. The pro forma condensed consolidated balance sheet as of December 31, 1996 gives effect to: (i) the WXON Acquisition; and (ii) the application of the net proceeds of the Offering and the application of additional borrowings under the Credit Agreement to finance the WXON Acquisition as if such transactions occurred on January 1, 1997.

    The pro forma condensed consolidated financial statements give effect to the acquisition described above under the purchase method of accounting and are based upon the assumptions and adjustments described in the accompanying notes. The pro forma information is not necessarily indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative of the Company's future results.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                        Year Ended December 31, 1996
                                 (Unaudited)
                      (in thousands, except per share data)

                                                GRANITE
                                              BROADCASTING     WXON-TV         WLAJ-TV
                                              CORPORATION   TWELVE MONTHS    NINE MONTHS
                                              YEAR ENDED       ENDED           ENDED
                                              DECEMBER 31,   DECEMBER 31,   SEPTEMBER 30,   PRO FORMA
                                                 1996            1996           1996       ADJUSTMENTS    PRO FORMA
                                             --------------  --------------  -------------  -----------  ------------
Net revenue................................   $    129,164     $  17,804     $   3,057   $     511 (a)    $  150,536
Station operating expenses.................         72,089         7,177         2,624      (1,208)(b)        80,682
Time brokerage agreement fees..............            150                                     450 (c)           600
Depreciation expense.......................          6,144            81           557        (357)(d)         6,425
Amortization expense.......................          9,737             7            27       4,300 (e)        14,071
Corporate expense..........................          4,800                         151        (151)(f)         4,800
Non-cash compensation......................            496                                                       496
                                             --------------  -------------  -----------  ------------     ----------
Operating income (loss)....................         35,748        10,539          (302)                       43,462
Equity in net loss of investee.............            995                                                       995
Interest expense (income), net.............         36,765          (417)          665       2,218 (g)        39,231
Non-cash interest expense..................          2,087                                                     2,087
Other expense (income).....................          1,034           (69)           47                         1,012
                                             --------------  -------------  -----------  ------------     ----------
Income (loss) before income taxes and
  extraordinary item.......................         (5,133)       11,025        (1,014)                          137
Provision for income taxes.................           (761)         (217)                                       (978)
                                             --------------  -------------  -----------  ------------     ----------
Income (loss) before extraordinary item....   $     (5,894)    $  10,808     $  (1,014)                   $     (841)
                                             --------------  -------------  -----------  ------------     ----------
                                             --------------  -------------  -----------  ------------     ----------
Dividend on preferred stock................          3,525                                  19,125 (h)        22,650
                                             --------------                                               ----------
Loss before extraordinary item attributable
  to common shareholders...................   $     (9,419)                                               $  (23,491)
                                             --------------                                               ----------
                                             --------------                                               ----------
Loss before extraordinary item per common
  share....................................   $      (1.09)                                               $    (2.73)
                                             --------------                                               ----------
                                             --------------                                               ----------
Weighted average common shares
  outstanding(i)...........................          8,612                                                     8,612

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                         Year Ended December 31, 1996
                                (Unaudited)
                             (in thousands)

                                                                 GRANITE
                                                               BROADCASTING          WXON-TV
                                                               CORPORATION         DECEMBER 31,      PRO FORMA
                                                             DECEMBER 31, 1996         1996         ADJUSTMENTS   PRO FORMA
                                                            ------------------     ------------     -----------  -----------

                       ASSETS

CURRENT ASSETS:
  Cash.........................................................   $      556                                        $    556
  Accounts receivable, net.....................................       27,057                                          27,057
  Film contract rights and other assets........................       16,062       $   2,905        $  (5,000)(j)     13,967
                                                                  ----------       ---------                        --------
           TOTAL CURRENT ASSETS................................       43,675           2,905                          41,580
PROPERTY AND EQUIPMENT, NET....................................       33,562             203            1,797 (j)     35,562
OTHER NONCURRENT ASSETS........................................       18,466                                          18,466
INTANGIBLE ASSETS..............................................      356,860                          173,356 (j)    531,966
                                                                                                        1,750 (k)
                                                                  ----------       ---------                        --------
           TOTAL ASSETS........................................   $  452,563       $   3,108                        $627,574
                                                                  ----------       ---------                        --------
                                                                  ----------       ---------                        --------

         LIABILITIES AND STOCKHOLDERS EQUITY
CURRENT LIABILITIES:
  Accounts payable.............................................   $    4,017                                        $  4,017
  Accrued liabilities..........................................       10,025                                          10,025
  Film contract rights payable.................................        9,578           3,261                          12,839
                                                                  ----------       ---------                        --------
           TOTAL CURRENT LIABILITIES...........................       23,620           3,261                          26,881
LONG-TERM DEBT.................................................      351,561                           27,400 (l)    378,961
FILM CONTRACT RIGHTS PAYABLE...................................        3,383                                           3,383
DEFERRED INCOME TAXES AND NONCURRENT LIABILITIES...............       31,646                                          31,646

REDEEMABLE PREFERRED STOCK.....................................       45,488                          144,350 (l)    189,838

STOCKHOLDERS' EQUITY (DEFICIT)
  Common stock.................................................           87                                              87
  Additional paid in capital...................................       45,547                                          45,547
  Accumulated deficit..........................................      (45,376)                                        (45,376)
  Less: Unearned compensation..................................       (2,506)                                         (2,506)
          Note receivable from officer.........................         (887)                                           (887)
                                                                  ----------                                        --------
           Total stockholders' deficit.........................       (3,135)                                         (3,135)
  Net assets to be acquired....................................                         (153)             153 (m)          0
                                                                  ----------       ---------                        --------
           Total liabilities and stockholders' equity..........   $  452,563       $   3,108                        $627,574
                                                                  ----------       ---------                        --------
                                                                  ----------       ---------                        --------

                            NOTE TO PRO FORMA CONDENSED CONSOLIDATED
                                    STATEMENT OF OPERATIONS
                                           (Unaudited)


     Adjustments reflected in the pro forma condensed consolidated financial statements are explained as follows:

(a) To adjust net revenue to reflect negotiated increases in network compensation revenue at WLAJ-TV and reduced national representative commissions at WXON-TV.

(b) To adjust station operating expenses as follows:



    To eliminate the cost of a news programming contract that was terminated shortly before entering into the WLAJ-TV time brokerage agreement and production expenses for a program cancelled simultaneously with entering
     into the WLAJ-TV time brokerage agreement......................................      $   85,000

    To reduce amortization of film contract rights at WXON-TV to reflect the net assets to be acquired based on the preliminary allocation of the purchase
     price..........................................................................         416,000

    To reduce salary and wages and related benefit costs associated with permanent staff reductions at WLAJ-TV made after execution of the WLAJ-TV time
     brokerage agreement............................................................         381,000

    To eliminate the cost of a studio lease at WLAJ-TV which was terminated upon
     execution of the time brokerage agreement......................................          53,000

    To eliminate a management fee paid to a related party of WXON-TV................         273,000
                                                                                          ----------
                                                                                          $1,208,000
                                                                                          ----------
                                                                                          ----------


(c) To record the monthly fee paid to the current owner of WLAJ-TV pursuant to the time brokerage agreement.

(d) To eliminate depreciation expense of WLAJ-TV and to record additional depreciation expense at WXON-TV based on the preliminary allocation of the purchase price.

(e) To reflect increased amortization expense as follows:



    (i) Amortization of excess costs of the purchase price over net assets
        acquired...................................................................       $4,334,000

    (ii) Elimination of historical amortization expense in the financial
         statements of WXON-TV and WLAJ-TV.........................................          (34,000)
                                                                                          ----------
                                                                                          $4,300,000
                                                                                          ----------
                                                                                          ----------


(f) To eliminate historical corporate expense charged to WLAJ-TV.

(g) To record interest expense on additional borrowings under the Credit Agreement and to eliminate historical interest expense (income) in the financial statements of WXON-TV and WLAJ-TV.

(h) To reflect a dividend rate on the New Preferred Stock of 12 3/4%.

(i) Pro forma weighted average common shares outstanding does not include the conversion of the Convertible Preferred Stock (which trades under the symbol "GBTVP") and the exercise of any outstanding stock options as the effect would be anti-dilutive.

(j) To record the preliminary allocation of the purchase price of WXON-TV as follows:

                                                                   HISTORICAL
                                                                    CARRYING         ESTIMATED
                                                               VALUE AS REPORTED    MARKET VALUE
                                                                    WXON-TV          OF ASSETS       PRO FORMA
                                                               DECEMBER 31, 1996     PURCHASED       ADJUSTMENT
                                                               ------------------  --------------  --------------
Film contract rights and other assets........................    $    2,905,000    $    2,905,000  $           --
Property and equipment.......................................           203,000         2,000,000       1,797,000
Intangible assets............................................                --       173,356,000     173,356,000
Film contract rights payable and other liabilities...........        (3,261,000)       (3,261,000)             --
                                                               ------------------  --------------  --------------
Net assets (liabilities).....................................    $     (153,000)   $  175,000,000  $  175,153,000
                                                               ------------------  --------------  --------------
                                                               ------------------  --------------  --------------

    The Company made a $5,000,000 deposit in connection with the WXON
Acquisition.

(k) To reflect the incurrence of other costs associated with the WXON
    Acquisition.

(l) To reflect the issuance of the New Preferred Stock offered hereby, net of Offering related expenses, and the application of additional borrowings under the Credit Agreement.

(m) To eliminate the seller's historical carrying value of the net assets of WXON-TV.

C. Exhibits.

   [No changes being made to this Section 7.C.]

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GRANITE BROADCASTING CORPORATION



Dated: June 27, 1997                 By: /s/LAWRENCE I. WILLS
                                        ----------------------
                                     Name: Lawrence I. Wills
                                     Its: Vice President--Finance and Controller